UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2025
Date of Report (Date of earliest event reported)

Commission File Number
Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Address of principal executive offices
Registrant's telephone number, including area code
IRS Employer Identification No.

001-05152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
888-221-7070

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Securities registered pursuant to Section 12(b) of the Act:
PACIFICORP	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On January 31, 2025, PPW Holdings LLC (the “Majority Shareholder”) executed a written consent approving an amendment to the Fourth Restated Articles of Incorporation of PacifiCorp to effectuate a reverse stock split of the shares of 6.00% Serial Preferred Stock and 7.00% Serial Preferred Stock (together, the “Serial Preferred Stock”) (the “Reverse Split Amendment”).

As of the close of business on January 31, 2025, the Majority Shareholder, held (i) all of the 357,060,915 issued and outstanding shares of the common stock, representing 100% of the voting power thereof, and (ii) 2,494 shares of the 5,930 issued and outstanding shares of the 6.00% Serial Preferred Stock, and 10,269 shares of the 18,046 issued and outstanding shares of the 7.00% Serial Preferred Stock, representing, as a single class, 53.23% of the voting power of the Serial Preferred Stock.

The Reverse Split Amendment provides for a reverse stock split of the Serial Preferred Stock (“Reverse Stock Split”) at a ratio of one-for-ten thousand, provided that any fractional shares resulting from the reverse stock split will not be issued or outstanding, and instead will be paid out in cash (without interest or deduction) in the amount, as applicable in each case, equal to (i) the number of shares of 6.00% Serial Preferred Stock exchanged and combined into such fractional share multiplied by $155.00, plus any accrued but unpaid dividends from the most recent dividend payment date with respect to the 6.00% Serial Preferred Stock up to, but not including, the effective date of the Reverse Stock Split, or (ii) the number of shares of 7.00% Serial Preferred Stock exchanged and combined into such fractional share multiplied by $180.00, plus any accrued but unpaid dividends from the most recent dividend payment date with respect to the 7.00% Serial Preferred Stock up to, but not including, the effective date of the Reverse Stock Split.

PacifiCorp anticipates that it will effectuate the Reverse Stock Split as soon as practicable.

PacifiCorp will mail a Notice of Corporate Action and Notice of Dissenters’ Rights to its shareholders notifying them of the Reverse Split Amendment, the Majority Shareholder’s approval of the Reverse Split Amendment and dissenters’ rights under and in accordance with Oregon law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP

Date: January 31, 2025	/s/ Nikki L. Kobliha
Nikki L. Kobliha
Senior Vice President and Chief Financial Officer

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